UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):         February 7, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 7, 2006, Cisco Systems, Inc. (the “Registrant”) reported its results of operations for its fiscal second quarter ended January 28, 2006. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The attached press release includes non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, non-GAAP (pro forma) shares used in net income per share calculation, non-GAAP (pro forma) inventory turns, non-GAAP (pro forma) gross margin, and other non-GAAP line items from the Consolidated Statements of Operations, including cost of sales information, gross margin, operating expenses (including research and development, sales and marketing, and general and administrative expenses), other income (loss), net, and provision for income taxes. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP (pro forma) measures used by other companies. The Registrant believes that the presentation of non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, non-GAAP (pro forma) shares used in net income per share calculation, non-GAAP (pro forma) inventory turns and non-GAAP (pro forma) gross margin, when shown in conjunction with the corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Registrant further believes that where the adjustments used in calculating non-GAAP (pro forma) net income and non-GAAP (pro forma) net income per share are based on specific, identified charges that impact different line items in the statements of operations (including cost of sales, research and development, sales and marketing, and general and administrative expense), that it is useful to investors to know how these specific line items in the statements of operations are affected by these adjustments. In particular, as the Registrant begins to apply SFAS 123(R), it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123(R) are reflected on its statements of operations. For its internal budgets, the Registrant’s management uses financial statements that do not include stock-based compensation expense related to employee stock options and employee stock purchases, payroll tax on stock option exercises, in process research and development, compensation expense related to acquisitions and investments, amortization of purchased intangible assets, gain (loss) on publicly traded equity securities and the income tax effects of the foregoing on cost of sales, research and development, sales and marketing and general and administrative expenses, as applicable. The Registrant’s management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 7, 2006	By:	/s/ Dennis D. Powell

	Name:	Dennis D. Powell
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated February 7, 2006, reporting the results of operations for the Registrant’s fiscal second quarter ended January 28, 2006.